EXHIBIT 10.43
LEASE AMENDMENT NO. 11

This Lease Amendment made and entered into this 20th day of November 2017, by and between Whitesell Enterprises, hereinafter referred to as (“Landlord”) and American Bio Medica Corporation, hereinafter referred to as (“Tenant”);

WHEREAS, Landlord leased to Tenant that certain premises known as Unit 4 at 603 Heron Drive, Logan Township, Gloucester County, New Jersey, consisting of 5,238 square feet, (the “Premises”) pursuant to a Multi-Tenant Industrial Lease dated July 7, 1999; subsequently amended by Lease Amendment No. 1 dated August 17, 1999, Lease Amendment No. 2 dated May 23, 2001, Lease Amendment No. 3 dated August 20, 2002, Lease Amendment No. 4 dated October 9, 2006, Lease Amendment No. 5 dated January 19, 2007, Lease Amendment No. 6 dated December 1, 2011, Lease Amendment No. 7 dated December 12, 2012 and Lease Amendment No. 8 dated December 4, 2013, and Lease Amendment No. 9 dated December 15, 2014, and Lease Amendment No. 10 dated December 23, 2015 (the “Lease”), the terms and conditions being more particularly described therein; and

WHEREAS, Landlord and Tenant wish to amend the Lease;

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00), the promises and undertakings contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant intending to be legally bound, hereby agree to amend the Lease as follows:

1)
Tenant shall renew the term of the lease for a period of two (2) years commencing January 1, 2018 and expiring December 31, 2019.

2)
The Base Rent for the renewal term shall be $6.00 per square foot net, $31,428.00/year, $2,619.00/month.

Except as modified by this Lease Amendment, all other terms and conditions of the original Lease shall remain in full force and effect.

LANDLORD: WHITESELL ENTERPRISES
By: Whitesell Construction Co., Inc., Authorized Agent

By/S/ Thomas J. Heitzman
    Thomas J. Heitzman, Manager

TENANT: AMERICAN BIO MEDICA CORPORATION

By /S/ Melissa A. Waterhouse
Chief Executive Officer